MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 1

                   For the February 20, 1996 Distribution Date

             For period beginning on November 1, 1995 and ending on
                       January 31, 1996 (the "Due Period")

           -----------------------------------------------------------

     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994, as amended, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


     2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is a Officer of the Master Administrator.

     4.   The date of this Report is February 16, 1995.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to
               November 1, 1995 was ............................     0.65763511
                                                                  -------------

          (b)  The Pool Factor with respect to
               January 31, 1996 was ............................     0.57080591
                                                                  -------------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a)  The Investor Certificate Principal Balance as of
               October 31, 1995 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding Distribution Date)
               was .............................................  $6,733,525.89
                                                                  -------------

          (b)  The Seller Certificate Principal Balance as of
               October 31, 1995 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding Distribution Date)
               was .............................................  $  666,598.14
                                                                  -------------

     7.   Computation of the Available Subordination Amount.

          (a)  The Maximum Subordination Amount in respect of
               such Distribution Date is .......................  $  831,078.15
                                                                  -------------

          (b)  The Cumulative Subordination Payments with
               respect to such Distribution Date is.............  $     -0-
                                                                  -------------

          (c)  The Available Subordination Amount with respect
               to such Distribution Date [a - b] is ............  $  831,078.15
                                                                  -------------

     8.   The Cash Reserve Account.

          (a)  The Required Cash Reserve Amount (assuming all
               withdrawals or deposits to be made with respect
               to the current Distribution Date are made) is ...  $  292,224.08
                                                                  -------------
          (b)  The Available Cash Reserve Amount available for
               deposit to the Collection Account on the related
               Deposit Date (prior to any withdrawals or
               deposits to be made with respect to the current
               Distribution Date are made) is ..................  $  597,438.52
                                                                  -------------

          (c)  The amount to be deposited to (withdrawn from)
               the Available Cash Reserve Amount with respect to
               the current Distribution Date was ...............  $ (305,214.44)
                                                                  -------------

          (d)  The Available Cash Reserve Amount available for
               deposit to the Collection Account on the related
               Deposit Date (after any withdrawals or deposits
               to be made with respect to the current
               Distribution Date are made) is ..................  $  292,224.08
                                                                  -------------

     9.   Aggregate Monthly Servicing Fee.

          (a)  The aggregate Monthly Servicing Fee paid to the
               Servicer on the November 20, 1995 Monthly Fee
               Date and the December 20, 1995 Monthly Fee Date
               was .............................................  $   50,715.09
                                                                  -------------

          (b)  The Monthly Servicing Fee owing to the Servicer
               on the related Distribution Date is .............  $   24,061.71
                                                                  -------------

          (c)  The total Monthly Servicing Fee paid or payable
               to the Servicer in respect of such Due Period
               [a+b] is ........................................  $   74,776.80
                                                                  -------------

     10.  Aggregate Monthly Subrogation Amount.

          (a)  The aggregate Monthly Subrogation Amount paid to
               the Master Administrator on the November 20, 1995
               Monthly Fee Date and the December 20 1995 Monthly
               Fee Date was ....................................  $     -0-
                                                                  -------------

          (b)  The Monthly Subrogation Amount owing on the
               related Distribution Date is ....................  $     -0-
                                                                  -------------

          (c)  The total Monthly Subrogation Amount paid or
               payable to the Master Administrator in respect of
               such Due Period [a+b] is ........................  $     -0-
                                                                  -------------

     11.  Aggregate Monthly Administrator Fee.

          (a)  The aggregate Monthly Administrator Fee paid to
               the Master Administrator on the November 20, 1995
               Monthly Fee Date and the December 20, 1995
               Monthly Fee Date was ............................  $   13,347.68
                                                                  -------------

          (b)  The Monthly Administrator Fee owing on the
               related Distribution Date is ....................  $    7,731.29
                                                                  -------------

          (c)  The total Monthly Administrator Fee paid or
               payable to the Master Administrator in respect of
               such Due Period [a+b] is ........................  $   21,078.97
                                                                  -------------

     12.  Available Funds.

          (a)  The amount of Available Funds with respect to the
               related Due Period was ..........................  $1,311,011.46
                                                                  -------------

          (b)  The amount of Available Funds with respect to the
               immediately preceding Due Period that were
               retained in the Collection Account was ..........  $   22,226.41

          (c)  Interest earned on and retained in the Collection
               Account for the Due Period and interest earned on
               the Cash Reserve Account for the Due Period and
               transferred to the Collection Account on the
               related Deposit Date was ........................  $   17,509.07
                                                                  -------------

          (d)  Total distributable funds with respect to the
               related Due Period [a+b+c] was ..................  $1,350,746.94
                                                                  -------------

          (e)  The amount of Available Funds used to purchase
               additional Auto Loans during the related Due
               Period was ......................................  $     -0-
                                                                  -------------

          (f)  The amount of Available Funds and interest earned
               on the Collection Account and the Cash Reserve
               Account used to pay the Monthly Servicing Fee and
               the Monthly Administrator Fee on the November 20,
               1995 Monthly Fee Date and the December 20, 1995
               Monthly Fee Date was ............................  $   64,062.77
                                                                  -------------

          (g)  The amount of Available Funds and interest earned
               on the Collection Account and the Cash Reserve
               Account remaining after the purchase of
               additional Auto Loans and the payment of the
               Monthly Servicing Fee and the Monthly
               Administrator Fee with respect to the related Due
               Period [d-e-f] is ...............................  $1,286,684.17
                                                                  -------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 8.75%.

          (a)  The amount of the aggregate Monthly Servicing Fee
               to be paid to the Servicer on such Distribution
               Date is .........................................  $   24,061.71
                                                                  -------------

          (b)  The amount of the aggregate Monthly Subrogation
               Amount to be paid to the Master Administrator on
               such Distribution Date is .......................  $     -0-
                                                                  -------------

          (c)  The amount of the Monthly Administrator Fee to be
               paid to the Master Administrator on such
               Distribution Date is ............................  $    7,731.29
                                                                  -------------

          (d)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               interest on the Investor Certificates at the
               Certificate Rate, including any Shortfall so
               allocable is ....................................  $  147,295.88
                                                                  -------------

          (e)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               payments in reduction of principal with respect
               to the Investor Certificates is .................  $  889,044.21
                                                                  -------------

          (f)  The total amount of the distribution to be made
               on such Distribution Date to the Investor
               Certificateholders [d+e] is .....................  $1,036,340.09
                                                                  -------------

          (g)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               interest on the Seller Certificate at the
               Certificate Rate is .............................  $   14,581.83
                                                                  -------------

          (h)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               a reduction of principal with respect to the
               Seller Certificate is ...........................  $  192,038.11
                                                                  -------------

          (i)  The amount to be deposited(withdrawn) from the
               Cash Reserve Account is .........................  $ (305,214.44)
                                                                  -------------

          (j)  The amount to be retained in the Collection
               Account with the respect to the Partial Payment
               Amount is .......................................  $   31,589.67
                                                                  -------------

          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the amounts
               referred to in clauses (g) and (h)) is ..........  $  285,555.91
                                                                  -------------

          (l)  The total amount of the distribution to be made
               to the Seller Certificateholders [g+h+k] is .....  $  492,175.85
                                                                  -------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal Balance as of
               January 31, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               made on the related Distribution Date) is .......  $5,844,481.68
                                                                  -------------

          (b)  The Seller Certificate Principal Balance as of
               January 31, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the related Distribution Date) is ............  $  474,560.03
                                                                  -------------

     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A.]

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 16th day of February, 1996.


                                       NAFCO INC.
                                         as Master Administrator



                                       By: /s/ Kevin M. Micucci
                                          --------------------------------
                                          Name:  Kevin M. Micucci
                                          Title: Vice President of Finance

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED February 16, 1996


                       EVENT OF ADMINISTRATOR TERMINATION


                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED February 16, 1996


     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   Aggregate Principal Balance of the Auto Loans.

          As of January 31, 1996 [the close of business on the last day of the Due Period]

                Number of Days            Number of         Aggregate Principal
                  Delinquent              Auto Loans       Balance of Auto Loans
                  ----------              ----------       ---------------------

                 current (0-29)              681                  $5,290,151
                    30 - 59                   74                     655,236
                    60 - 89                   14                     110,450
                   90 - 120                   14                     126,879
                   over 120                   98                     626,983
                                             ---                  ----------
                 Totals:                     881                  $6,809,699
                                             ===
                 Aggregate Principal Balance of Defaulted
                    Auto Loans at January 31, 1996                  (490,657)
                                                                  ----------
                 Aggregate Principal Balance allocable
                    to Certificateholders                         $6,319,042
                                                                  ==========


     2. Total Amounts Collected for the Due Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected on the
               Auto Loans and deposited into the Collection
               Account for the Due Period was ..................  $1,034,555.13
                                                                  -------------

          (b)  The total amount of Recoveries on Defaulted Auto
               Loans collected on the Auto Loans and deposited
               into the Collection Account for the for the Due
               Period was ......................................  $  267,093.07
                                                                  -------------

          (c)  The total amounts collected on the Auto Loans and
               deposited into the Collection Account for the Due
               Period was ......................................  $1,301,648.20
                                                                  -------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

                  Number of              Aggregate Principal
                  Auto Loans            Balance of Auto Loans
                  ----------            ---------------------

                      30                     $261,970.35


     4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.
          The Certificate Rate is 8.75%.

          (a)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               interest on the Investor Certificates at the
               Certificate Rate, including any Shortfall so
               allocable stated on the basis of $1,000 Initial
               Principal Amount is .............................  $       14.39
                                                                  -------------

          (b)  The amount of the aggregate distribution to be
               made on such Distribution Date which constitutes
               payments in reduction of principal with respect
               to the Investor Certificate on the basis of
               $1,000 Initial Principal Amount is ..............  $       86.83
                                                                  -------------

          (c)  The total amount of the distribution to be made
               on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000 Initial
               Principal Amount is .............................  $      101.22
                                                                  -------------

                      SERVICER REPORT NAFCO AUTO TRUST - 1
      FOR THE PERIOD BEGINNING FEBRUARY 1,1996 AND ENDING FEBRUARY 29,1996

                                     REVISED

 The undersigned, a duly authorized officer of EDS Corporation as Servicer (the
                        "Servicer"), pursuant to section 419 of
     the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 31,1994 by and among NAFCO Auto Funding, L.P. as Seller, NAFCO Inc., as Master Administrator,
     Servicer, and Bankers Trust Company ,as Trustee, does hereby certify as follows:


 1 Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2 EDS Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

     3    The undersigned is an Officer of the Servicer.

     4    This report is dated 3/14/96

4.1   Principal Reconciliation
                                   Number of Accounts        Aggregate
                                                          Prin Balance
      Ending Balance 1/31/96              802            $6,319,041.71
      Redeemed Repos this reporting period 0                     $0.00
      Repurchase                           0                     $0.00
      Principal Payments                                 ($150,462.79)
      Prepayment of Principal             -19            ($112,775.67)
      Forced Closed / Charge Off           0                  ($19.43)
      Insurance Proceeds                                  ($28,731.54)
      Proceeds received 1/96 on Redeemed Repos                   $0.00
      Net Aggregate Principal Balance of
        Defaulted Auto Loans during 2/96   -3             ($28,360.48)

                                          780            $5,998,891.80

  4.12 Defaulted Principal Reconciliation

                           Number of Accounts   Aggregate Prin Balance
      Ending Balance 1/31/96               79              $490,656.67
      New Repossessions                     2               $15,572.99
      New Skips                             2               $16,059.81
      New Gaps                              0                    $0.00
      Repos Redeemed During Reporting Period                     $0.00
      Payments received 1/96 on Loans Redeemed                   $0.00
      Recoveries on Defaulted Auto Loans   -6             ($99,526.30)

      Charge Off/Forced Close              -4              ($1,728.50)
      New Repo Prev Reported as Skip
                                           -1              ($3,272.32)

      Ending Balance 2/29/96               72              $417,762.35

   Aggregate Principal Balance of the Auto Loans
   ---------------------------------------------

a. As of 1/31/96

    Number of Days  Number of   Aggregate Principal
    Delinquent      Auto Loans  Balance of Auto Loans

current (0 - 29)      681          $5,290,150.78
     30 - 59           74            $655,235.69
     60 - 89           14            $110,450.34
     90 -120           14            $126,878.77
    over 120           98            $626,982.80
                       --            -----------

        Totals:        881         $6,809,698.38**

    Aggregate Outstanding Principal Balance
    of Defaulted Auto Loans as of 1/31/96
                                    ($490,656.67)

    Aggregate Principal Pool Balance as of 1/31/96
    (Net of Defaulted Auto Loans)  $6,319,041.71

b.   As of 2/29/96

   Number of Days    Number of  Aggregate Principal
     Delinquent     Auto Loans Balance of Auto Loans

current (0 - 29)       682          $5,166,416.45
     30 - 59            45            $413,708.63
     60 - 89            19            $160,518.59
     90 -120            11             $86,178.76
    over 120            95            $589,631.72
                        --            -----------

     Totals:           852          $6,416,454.15

    Aggregate Outstanding Principal Balance
    of Defaulted Auto Loans as of 2/29/96
                                    ($417,762.35)

    Aggregate Principal Pool Balance as of 2/29/96
    (Net of Defaulted Auto Loans)   $5,998,691.80

  **The Aggregate Principal Balance shown in the above tables includes the Aggregate Outstanding Principal Balance of Defaulted Auto Loans.

6.   Defaulted Auto Loans
     --------------------
 a.  Auto Loans that became Defaulted Auto Loans during the Reporting Period.

      Number of                  Aggregate Principal
      Auto Loans                Balance of Auto Loans

          2        repossessions        $15,572.99
          2        skip claims filed    $16,059.81
          0        gap claims filed          $0.00
          0        less: repos redeemed      $0.00
         -1        Prev rptd. skip repo'd
                                       ($3,272.32)
          0        repurchase                $0.00
                                             -----

          3             Totals          $28,360.48

     b. Outstanding Defaulted Auto Loans as of 2/29/96

      Number of                  Aggregate Principal
      Auto Loans                Balance of Auto Loans

         56        repossessions       $304,177.25
          9        skip claims filed    $91,413.58
          4        gap claims filed      $3,066.97
          3        Repo Redeemed        $19,104.55
                   from prior reporting period

          72            Totals         $417,762.35

7.   Auto Loans with Modified Payment Schedules
     ------------------------------------------

     Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04 (e) of the Pooling and Servicing Agreement during the Reporting Period

       Number of  Aggregate Principal
      Auto Loans Balance of Auto Loans
                             Description of Modification
           3          $29,884.27Term Extended 1 Month

  8.  Repurchased Auto Loans
      ----------------------

      Information with respect to Repurchased Auto Loans during the Reporting Period.

                       Number of  Aggregate Principal
          Party       Auto Loans Balance of Auto LoansAggregate Repurchase Price

      Seller              N/A

      Originator          N/A

      Master Servicer     N/A


     Totals:                         $0.00                          $0.00


  9.  Recoveries
      ----------

      Information with respect to Recoveries on Defaulted Auto Loans durina the Reporting Period.

       Number of
     Defaulted Auto
     Loans on which
       there were                  Aggregate Amount of
       RecoveriesSource of Recoveries   Recoveries


           15        Proceeds from      $59,150.00
                  sale of collateral


           n/a       Proceeds from       $39,441.27
                   insurance claims
          n/a         Paid Ahead            $189.32


          n/a     Payments/Reversals     $3,834.95



                    Proceeds from             $0.00
                      Repurchase


          15                                              $102,615.54

- -
10.   Reoossession Information
      ------------------------



,                      Number of   Aggregate Principal
        Action        Auto Loans  Balance of Auto LoansAggregate Amount Realized
                                  ----------------------------------------------


  Repossession                          $15,572.99

      Disposed of after
      Repossession        15                                  559,150.00
      Repossessions
      Redeemed
                                          $10,2 17.13
      Totals:             19              $25,790.12          $59,150.00

   a. The aggregate outstanding Principal Balance of Auto Loans written-off during the Reporting Period was..[.Includes $19.43 in force close ] $ $1,747.93

  b. The aggregate amount of uninsured claims (without duplication to amounts referred to in clause a) during the Reporting Period was $N/A

   c. The total amount of the osses on the Auto Loans during the Reporting
Period was  . . . . . . . . . . . . .  $               $1,747.93

 12.  Total Amount of Payments Collected during the Reporting
      p~riod and Deposited into the Collection Account
      ------------------------------------------------

   a. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments* in Respect of Interest on the Auto Loans during the Reporting Period was  . . . . . . . . . . . . . . $98,524.86

   b. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments in Respect of Principal on the Auto Loans during the Auto Loans during the Reporting Period was . . $150,462.79

  c.  The aggregate portion of Payments collected on the Auto Loans allocable
      to Prepayments* during the Reporting Period was   .  $118,040.90
      [prin..$112,775.67 int.$5,265.23]

   d. Insurance Proceeds received on Active Auto Loans       $29,428.60
      [prin. $28731.54 int. $697.06]

 e. The aggregate portion of Payments collected on the Auto Loans allocable to Defaulted Auto Loan proceeds during the Reporting Period was $102,615.54 [prin $99,526.30 int $3,089.24)
   f. The total amount of Payments collected on the Auto Loans and the total deposited into the Collection Account during the Reporting Period
      (sum of a+b+c+d+e) was  . . . . . . . . . . . . . .  $499,072.69


   g. Total Late Charges Received.............................. $3,522.86

   h. Excess Funds Recd. on Prev Paid Off Accounts                $528.11
      #108-003-11-0305-000108

    i.  Extension Fee on Precomputed Loans  . . . . . . . . . . .  $229.05
#108-002-11-0205-000281 $48.13
#108-003-11-0305-000370 $95.04
#108-003-11-0305-001335 $85.88


   k. Total Cash Received   . . . . . . . .  $             $503,352.71

13.  Amount and Computation of Monthly Servicing Fee.
     ------------------------------------------------

  a. The Reimbursable Servicer Expenses with respect to the calendar month immediately preceding the date of this Servicer Report was
                                                           $10,500.72

  b. The Servicer Penalty Payments with respect to the period from and including the calendar month immediately preceding the date of this
     Servicer Report was  . . . . . . . .                   $1,761.43

  c. The Servicer Variable Amount with respect to the calendar month immediately preceding the date of this Servicer Report was
                                                            $2,407.55

  d. The Monthly Servicing Fee owing to the Master Servicer with respect to the calendar month immediately preceding the date of this Servicer Report is [0.15% x the Aggregate Principal Balance of the Auto Loans at the end
     of the immediately preceding calendar month]   . . .   $9,624.68

  e. The Monthly Servicing Fee, if any, owing with respect to calendar months prior to the immediately preceding calendar month is
                                                                $0.00

  f. The total amount owing to the Master Servicer on the next following
     Monthly Fee Date is  . . . . . . . .                  $24,294.38

     Events of Servicing Termination
     -------------------------------

     No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

15.  Attached Schedules
     ------------------

     Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.


To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate. In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, March 14,1996.

                                   EDS Corporation,
                                   as Servicer

                                   By:
                                      _____________________________
                                      William J. Van Auken
                                      Executive Vice President
                                      EDS - Consumer Asset Management Division

                      SERVICER REPORT NAFCO AUTO TRUST - 1
         FOR THE PERIOD BEGINNING MARCH 1,1996 AND ENDING MARCH 31,1996

                                     REVISED

    The undersigned, a duly authorized officer of EDS Corporation as Servicer (the "Servicer"), pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 31,1994 by and among NAFCO Auto Funding, L.P., as Seller, NAFCO Inc., as Master Administrator, the Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

1 Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2 EDS Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3    The undersigned is an Officer of the Servicer.

4    This report is dated 4/15/96

4.1  Principal Reconciliation
                                  Number of Accounts      Aggregate
                                                         Prin Balance

     Ending Balance 2/29/96              780            $5,998,691.80
     Redeemed Repos this reporting period 0                     $0.00
     Repurchase                           0                     $0.00
     Principal Payments                                 ($151,387.38)
     Prepayment of Principal             -19             ($59,851.57)
     Forced Closed / Charge Off           0                  ($38.60)
     Insurance Proceeds                                  ($15,805.38)
     Net Aggregate Principal Balance of
     Defaulted Auto Loans during 3/96     -5             ($34,690.77)

Ending Balance 3/31/96                   756            $5,736,918.10

4.12      Defaulted Principal Reconciliation
                                    Number of Accounts          Aggregate
                                                                Prin Balance
                  Ending Balance 2/29/96    72                  $417,762.35
                       New Repossessions     4                  $31.491.36
                               New Skips     0                  $0.00
                                New Gaps     2                  $9,877.15
  Repos Redeemed During Reporting Period     0                  $0.00
Payments received 3/96 on Loans Redeemed                        $0.00
      Recoveries on Defaulted Auto Loans    -8                  ($107,097.15)
                 Charge Off/Forced Close    -4                  ($2,059.83)
           New Gap Prev Reported as Skip    -1                  ($6,677.74)

Ending Balance 3/31/96                      65                  $343,296.14

5    Aggregate PrinciPal Balance of the Auto Loans
     ---------------------------------------------

  a. As of 2/29/96

    Number of Days   Number of   Aggregate Principal
      Delinquent     Auto Loans Balance of Auto Loans

current (0 - 29)        682          $5,166,416.45
      30 - 59            45            $413,708.63
      60 - 89            19            $160,518.59
      90 -120            11             $86,178.76
     0ver 120            95            $589,631.72

     Totals:            852          $6,416,454.15

     Aggregate Outstanding Principal Balance
     of Defaulted Auto Loans as of 2/29/96
                                     ($417,762.35)

     Aggregate Principal Pool Balance as of 2/29/96
     (Net of Defaulted Auto Loans)   $5,998,691.80

     b. As of 3/31/96

    Number of Days    Number of  Aggregate Principal
      Delinquent     Auto Loans Balance of Auto Loans

current (0 - 29)        657          $4,915,975.93
      30 - 59            48            $403,368.99
      60 - 89            14            $137,095.72
      90 -120            12            $107,203.24
     over 120            90            $516,570.36

         Totals:        821          56,080,214.24

     Aggregate Outstanding Principal Balance
     of Defaulted Auto Loans as of 3/31/96
                                     (5343,296.14)

     Aggregate Principal Pool Balance as of 3/31/96
     (Net of Defaulted Auto Loans)   $5,736,918.10

  ** The Aggregate Principal Balance shown in the above tables includes the Aggregate Outstanding Principal Balance of
      Defaulted Auto Loans.

   6.  Defaulted Auto Loans
       --------------------

   a.  Auto Loans that became Defaulted Auto Loans during the Reporting Period.

        Number of                   Aggregate Principal
        Auto Loans                 Balance of Auto Loans

            4         repossessions        $31,491.36
            0         skip claims filed         $0.00
            2         gap claims filed      $9,877.15
            0         less: repos redeemed      $0.00
           -1         Prev rptd skip now gap
                                          ($6,677.74)
            0         repurchase                $0.00
                                                -----

            5              Totals         $34,690.77

     b. Outstanding Defaulted Auto Loans as of 3/31/96

         Number of                  Aggregate Principal
        Auto Loans                 Balance of Auto Loans
                                   ---------------------

           48         repossessions       $235,373.87
            8         skip claims filed    $84,219.56
            6         gap claims filed      $5,067.69
            3         Repo Redeemed        $18,635.02
                      from prior reporting period

            65             Totals         $343,296.14

     7.    Auto Loans with Modified Payment Schedules
           ------------------------------------------

          Auto  Loans  that  have  had  their  payment  schedules  modified   in
          accordance with the provisions of Section 4.04 (e) of the Pooling and Servicing Agreement during the Reporting Period

         Number of  Aggregate Principal
        Auto Loans Balance of Auto Loans
                                Description of Modification
                   ---------------------
                                ---------------------------
             6           $58,895.68

Term Extended 1 Month

7. Repurchased Auto Loan

     Information with respect to Repurchased Auto Loans during the Reporting Period.

                     Number of   Aggregate Principal
         Party       Auto Loans Balance of Auto LoansAggregate Repurchase Price
                                -----------------------------------------------

     Seller             N/A

     Originator         N/A

     Master Servicer    N/A

     Totals:             0                   $0.00              $0.00



9.   Recoveries
     ----------

     Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.

      Number of
    Defaulted Auto
    Loans on which
      there were                 Aggregate Amount of
      Recoveries    Source of Recoveries
                                      Recoveries
                    --------------------

          7         Proceeds from       $47,950.00
                 sale of collateral

         n/a       Proceeds from       $59,142.64
                  insurance claims

         n/a         Paid Ahead            $272.06

         n/a     Payments/(Reversals     $4,386.13

          0         Proceeds from            $0.00
                     Repurchase

                                             $111,750.83

10.  Repossession InformatiOn
     ------------------------

                      Number of   Aggregate Principal
         Action      Auto Loans  Balance of Auto LoansAggregate Amount Realized
                                                      -------------------------

   Repossession                         $31,491.36

     Disposed of after
     Repossession                                          $47,950.00

     Repossessions
     Redeemed                                $0.00

    Totals:              11             $31,491.36          $47.950.00

11. Losses
    ------

  a. The aggregate outstanding Principal Balance of Auto Loans written-off during the Reporting Period was..[.Includes $38.60 in force close ] $52,098.43

  b. The aggregate amount of uninsured claims (without duplication to amounts referred to in clause a) during the Reporting Period was N/A

  c.  The total amount of the losses on the Auto Loans during the Reporting
Period was  . . . . . . . . . . . . . . . . . . . . .   $2,098.43

12. Total Amount of Payments Collected during the Reporting
    Period and Deposited into the Collection Account
    ------------------------------------------------

  a. The aggregate portion of Payments cofiected on the Auto Loans allocable to Scheduled Payments* in Respect of Interest on the Auto Loans during the Reporting Period was  . . . . . . . . . . . . . . . . $90,264.16

  b. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments in Respect of Principal on the Auto Loans during
the Auto Loans during the Reporting Period was  . .   $151,387.38

  c.  The aggregate portion of Payments collected on the Auto Loans allocable to Prepayments* during the Reporting Period was . . . . . . .  $62,030.83
[prin..$59,851.57 int.$2,179.26 ]

 d. Insurance Proceeds received on Active Auto Loans               $15,939.45
[prin. $15,805.38 int. S134.07]

 e. The aggregate portion of Payments collected on the Auto Loans allocable to Defaulted Auto Loan proceeds during the Reporting Period was $111,750.83 [prin S107,097.15 int. $4,653.68)

 f. The total amount of Payments collected on the Auto Loans and the total deposited into the Collection Account during the Reporting Period
(sum of a+b+c+d+e) was  . . . . . . . . . . . $431,372.65

g.   Total Late Charges Received. . . . . . . . .  $3,405.36

h. Excess Funds Recd. on Prev Paid Off Accounts  5        51,662.89
   #108-002-11-0230-000069 $100.00 #108-003-11-0305-000119 $ 10.50
   #108-901-11-9903-030616 $ 5.00 #108-004-02-0405-000321 $438.00
   #108-003-11-0305-001298 $297.33 #108-002-11-0230-000062 $467.06
   #108-002-11-0230-000523 $345.00

i. Extension Fee on Precomputed Loans  .  $                 $433.61
   #108-903-11-9905-030106 $163.45 #108-002-11-0230-000145 $78.71
   #108-002-11-0206-000090 $27.79 #108-003-11-0305-000209 $84.16
   #108-004-11-0405-000378 $79.50

k. Total Cash Received. . . . . . . . . . . . . . $436,874.51

13.  Amount and Computation of Monthly Servicing Fee.
     ------------------------------------------------

  a. The Reimbursable Servicer Expenses with respect to the calendar month immediately preceding the date of this Servicer Report was
                                                           $7,043.81

  b. The Servicer Penalty Payments with respect to the period from and including the calendar month immediately preceding the date of this
     Servicer Report was  . . . . . . .                    $1,702.68

  c. The Servicer Variable Amount with respect to the calendar month immediately preceding the date of this Servicer Report was
                                                           $2,622.13

  d. The Monthly Servicing Fee owing to the Master Servicer with respect to the calendar month immediately preceding the date of this Servicer Report is [0.15% x the Aggregate Principal Balance of the Auto Loans at the end of the immediately preceding calendar month]
                                                           $9,120.32

  e. The Monthly Servicing Fee, if any, owing with respect to calendar months
     prior to the immediately preceding calendar month is           $0.00

  f. The total amount owing to the Master Servicer on the next following
     Monthly Fee Date is  . . . . . . . . . . . .  5       $20,488.94

14.  Events of Servicing Termination
     -------------------------------

     No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

15.  Attached Schedules
     ------------------

     Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.

To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate. In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, April 15,1996.

                                   EDS Corporation,
                                   as Servicer

                                   By:
                                       ___________________________
                                       Harry Weitzel
                                       President
                                       EDS - Consumer Asset Management
                                         Division